GE INSTITUTIONAL FUNDS

U.S. Equity Fund

International Equity Fund

Supplement dated June 1, 2012

To the Statutory Prospectus dated January 28, 2012, as supplemented on

March 12, 2012, March 28, 2012 and May 29, 2012

This Supplement supersedes in its entirety the supplement dated May 29, 2012

Effective May 29, 2012, the GE Institutional Funds Prospectus (the “Prospectus”) is revised as follows:

U.S. Equity Fund

On page 4 of the Prospectus, the sub-section entitled “Portfolio Managers” under the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
David B. Carlson	1 year	Chief Investment Officer - U.S. Equities
Stephen V. Gelhaus	10 years	Senior Vice President
Paul C. Reinhardt	11 years	Senior Vice President

On page 56 of the Prospectus, under the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Funds’ Portfolio Managers,” the paragraph entitled “U.S. Equity Fund” is deleted in its entirety and replaced with the following:

The U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus and Paul C. Reinhardt. Each of the foregoing portfolio managers manages one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. However, as lead portfolio manager for the Fund, Mr. Carlson is vested with the authority to adjust the allocation of assets to each sub-portfolio.

On page 57 of the Prospectus, under the sub-section entitled “Portfolio Manager Biographies” within the section entitled “About the Funds’ Portfolio Managers,” the biography of Thomas R. Lincoln is deleted in its entirety.

International Equity Fund

Portfolio Management

On page 24 of the Prospectus, the sub-section entitled “Portfolio Managers” under the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Ralph R. Layman	14 years	Executive Vice President and Chief Investment Officer Emeritus
Jonathan L. Passmore	10 years	Senior Vice President
Michael J. Solecki	14 years	Senior Vice President and Chief Investment Officer – International Equities

On page 56 of the Prospectus, under the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Funds’ Portfolio Managers,” the paragraph entitled “International Equity Fund” is deleted in its entirety and replaced with the following:

The International Equity Fund is managed by a team of portfolio managers that includes Ralph R. Layman, Jonathan L. Passmore and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund.

On page 57 of the Prospectus, under the sub-section entitled “Portfolio Manager Biographies” within the section entitled “About the Funds’ Portfolio Managers,” the biographies of Brian Hopkinson and Paul Nestro are deleted in their entirety.

Foreign Investment Risk

On page 23 of the Prospectus, under the sub-section entitled “Principal Risks,” the following disclosure is added to the end of the current risk factor entitled “Foreign Investment Risk”:

Recently, additional risks have arisen related to the high levels of debt of various European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. These problems, and related political and monetary efforts to address these problems, may increase the potential for market declines in one or more member states that can spread to global markets. These increased risks may persist and may result in greater volatility in the securities markets and the potential for impaired liquidity and valuation.

On page 50 of the Prospectus, under the section entitled “More on Strategies, Risks and Disclosure of Portfolio Holdings” within the sub-section entitled “More on Risks,” the following disclosure is added to the paragraph entitled “Foreign Investment Risk”:

•

Additional Risks Related to the European Union: Many countries in the European Union are subject to high economic risks because of high levels of debt. Investments in the sovereign debt of European countries such as Greece, Italy and Spain are especially vulnerable. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure and fiscal accountability. Efforts to further unify economic and monetary policies, or to impose fiscal and monetary controls, and related political developments may increase the potential for market declines in one member state that can have a similar effect on other member states’ markets and may spread to global markets. These increased risks may persist, and may result in greater risk and volatility in the securities markets in Europe and worldwide. Unexpected adverse events may also trigger widespread efforts to sell affected securities, impairing liquidity and valuation of securities held by a Fund which may prevent a Fund from selling investments before further declines.

This Supplement should be retained with your Prospectus for future reference.